                                                                    EXHIBIT 10.3

                            SUPPLEMENTAL AGREEMENT

         This Supplemental Agreement (this "Agreement") dated as of September 18, 1997 is by and among Metroplex Hematology/Oncology Associates, L.L.P., a Texas limited liability partnership ("Metroplex"), MHOA Texas I, L.L.C., a Texas limited liability company ("Texas Sub"), Physician Health Corporation, a Delaware corporation ("PHC") and each of the undersigned partners of Metroplex (the "Metroplex Providers").

                                   RECITALS:

         WHEREAS, Metroplex, Texas Sub, PHC and the Metroplex Providers are parties to that certain Management Services Agreement dated as of June 1, 1997 (the "Management Services Agreement"); and

         WHEREAS, Metroplex, Texas Sub and PHC are parties to that certain Assumption and Release Agreement dated as of June 16, 1997 (the "Assumption and Release Agreement"); and

         WHEREAS, Metroplex, Texas Sub, PHC and the Metroplex Providers are parties to that certain Exchange Rights Agreement dated as of June 16, 1997 (the "Exchange Rights Agreement"); and

         WHEREAS, the undersigned parties desire to amend the Management Services Agreement, the Assumption and Release Agreement and the Exchange Rights Agreement as set forth herein;

         NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements contained herein, Metroplex, Texas Sub, PHC and the Metroplex Providers hereby agree as follows:

         1. Paragraph I of the Assumption and Release Agreement is hereby amended to read in its entirety as follows:

              I. PHC has executed and delivered that certain promissory note (the "Note"), dated the date hereof, in the original principal amount of $6,210,000.00, payable to the order of Payee, pursuant to that certain Asset Purchase and Contribution Agreement of even dated herewith executed by and between Payee, PHC, MHOA, and certain other parties.

         2. Paragraph 3 of the Assumption and Release Agreement is hereby amended to read in its entirety as follows:

              3. Principal Balance. The unpaid principal balance of the Note as
                 -----------------
              of the date hereof is $6,210,000.

        3. Section 6.5 of the Management Services Agreement is hereby amended to read in its entirety as attached to Exhibit A of this
                                                     ---------
              Agreement.

        4. Section 1(e)(ix) of the Management Services Agreement is hereby amended to read in its entirety as follows:

              (ix) $180,000 per year for a period of six years after the Closing Date, representing the amount approximately equal to the annual accrued but unpaid interest of the Metroplex Loans as of the Closing Date;

        5. Section 2.2 of the Exchange Agreement is hereby amended to read in its entirety as follows:

              2.3 Termination of Obligation to Issue PHC Shares. The Exchange
                  ---------------------------------------------
              Rights shall expire with respect to any Texas Sub Interests for which a Notice of Exchange has not been delivered to PHC on or before the first anniversary of the consummation of the earlier to occur of (i) PHC's initial public offering or (ii) a transaction pursuant to which PHC's Common Stock is converted into or exchanged for equity securities that are registered under the Securities Exchange Act of 1934, as amended.

        6. Section 3.1 of the Exchange Agreement is hereby amended to read in its entirety as follows:

              Section 3.1       Covenants of PHC.
                                ----------------

              A. During the pendency of the Exchange Rights, PHC shall deliver to Metroplex in a timely manner all reports filed by PHC with the SEC to the extent PHC also transmits such reports to its shareholders and all other communications transmitted from time to time by PHC to its shareholders generally.

              B. PHC shall notify Metroplex, upon the written request of Metroplex, of the then current Exchange Factor.

         The parties hereto further acknowledge that Gemini Rx, Inc. is part of the existing Medical Offices, as that term is defined in the Management Services Agreement.

         Except as specifically amended above, the Management Services Agreement, the Exchange Rights Agreement and the Assumption and Release Agreement shall remain in full force and effect.

         EXECUTED as of the date first above written.

                                       METROPLEX
                                       HEMATOLOGY/ONCOLOGY
                                       ASSOCIATES, L.L.P., a Texas limited
                                       liability partnership

                                       By: /s/ Alfred DiStefano, M.D., P.A.
                                          -------------------------------------

                                       Title: Managing Partner and President
                                             ----------------------------------


                                       METROPLEX PROVIDERS:


                                       Alfred DiStefano, M.D., P.A.

                                       By: /s/ Alfred DiStefano, M.D., P.A.
                                          -------------------------------------
                                       Its: President
                                           ------------------------------------

                                       George Blumenschein, M.D., P.A.

                                       By: /s/ George Blumenschein, M.D., P.A.
                                          -------------------------------------
                                       Its: George Blumenschein, M.D., P.A.
                                           ------------------------------------

                                       Barry Firstenberg, D.O., P.A.

                                       By: /s/ Barry Firstenberg, D.O., P.A.
                                          -------------------------------------
                                       Its: Barry Firstenberg, D.O., P.A.
                                           ------------------------------------

                                       John W. Adams, D.O., P.A.

                                       By: /s/ John W. Adams D.O.,P.A.
                                          -------------------------------------
                                       Its:
                                           ------------------------------------

                                       Joshua Rettig, M.D., P.A.

                                       By: /s/ Joshua Rettig, M.D., P.A.
                                          -------------------------------------
                                       Its:
                                           ------------------------------------

                                       Karel Dicke, M.D., P.A.

                                       By: /s/ Karel Dicke, M.D., P.A.
                                          -------------------------------------
                                       Its:
                                           ------------------------------------

                                       Caderao Radiation Oncology, P.A.

                                       By: /s/ Jesse D. Caderao, P.A.
                                          -------------------------------------
                                       Its:
                                           ------------------------------------

                                       PHYSICIAN HEALTH CORPORATION


                                       By: /s/ Sarah C. Garvin
                                          -------------------------------------
                                       Its:
                                           ------------------------------------

                                       MHOA TEXAS I, L.L.C.


                                       By: /s/ Sarah C. Garvin
                                          -------------------------------------
                                       Its:
                                           ------------------------------------

                                   EXHIBIT A
                                   ---------

         6.5  Repurchase of Assets.

             (c) If this Agreement is terminated during the Repurchase Period, except pursuant to Section 6.2(c)(iv) hereof, Metroplex shall purchase from Texas Sub all of the FFE for cash in an amount (the "Metroplex Buyout Amount") equal to the lesser of (i) $13,000,000, or (ii) the balance of the DVI Purchase Loans at the Termination Date (as hereafter defined), assuming the reduction of principal balance occurring between June 16, 1997, and the date of termination of this Agreement (the "Termination Date") pursuant to the amortization schedule attached hereto as Schedule 6.5(a). In no event, however, shall the Metroplex
                   ---------------
         Buyout Amount be less than the fair market value of the FFE. Beginning on the seventh anniversary of the date of this Agreement, the Metroplex Buyout Amount shall equal the fair market value of the FFE.

             (d) Upon receipt of the Metroplex Buyout Amount by Texas Sub, Texas Sub shall transfer and assign all of the FFE to Metroplex free and clear of liens, other than liens securing PHC Expansion Borrowings, provided, however, that on the date of transfer of the FFE (the "FFE Transfer Date"), the PHC Expansion Borrowings secured by liens on the FFE shall not exceed $13,000,000. In addition, in the event of the purchase of all the FFE by Metroplex pursuant to this Section 6.5(b):
                                                               --------------

                 (i) Fair market value of the FFE and the Metroplex Buyout Amount, as applicable, shall be determined by a nationally recognized accounting firm capable of making such determinations and chosen by Metroplex from a list of three such firms submitted by Texas Sub. Metroplex shall submit its choice of such firms in writing no later than five days after receipt of such list from Texas Sub. Texas Sub and Metroplex shall bear the cost of such determination equally; and

                 (ii) The restrictive covenants contained in Section 4.7(b) of
                                                             --------------
                      this Agreement shall terminate and Texas Sub shall cease to be a third-party beneficiary to any Physician Owner Employment Agreement upon payment at any time by Metroplex of the Metroplex Buyout Amount in accordance with Section
                                                                        -------
                      6.5(a) or upon termination of this Agreement pursuant to
                      ------
                      Section 6.2(c)(iv) hereof. If Metroplex does not remit
                      ------------------
                      the Metroplex Buyout Amount in accordance with Section
                                                                     -------
                      6.5(a) hereof to Texas Sub within six months after
                      ------
                      determination of the Metroplex Buyout Amount, the provisions of Section 4.7 of this Agreement shall survive
                                    -----------
                      in their entirety for a period of two years following the Termination Date and Texas Sub may dispose of all or any of the FFE in any manner that Texas Sub shall determine in its sole discretion.

             (e) If this Agreement is terminated pursuant to Section 6.2(c)(iv)
                                                             ------------------
         hereof, in exchange for the assumption by Metroplex of all indebtedness and obligations of Texas Sub under the DVIFS Loan Agreement, Texas Sub agrees to take all reasonable and necessary steps to transfer the Metroplex Assets to Metroplex. In addition, Texas Sub shall (i) take all steps requested by Metroplex reasonably necessary to assign to Metroplex Texas Sub's interest and obligations under all Clinic real estate leases and other Clinic contracts which Texas Sub is a party, and (ii) assign to Metroplex Texas Sub's rights and obligations under the employment agreements of those employees employed by Metroplex prior to the Effective Date and subsequently employed by Texas Sub.

Section 7.   Representations and Warranties of the Parties.

         7.1 Metroplex. Metroplex hereby represents and warrants to Texas Sub, as of the Effective Date, as follows:

             (a) Organization and Good Standing. Metroplex is a limited
                 ------------------------------
         liability partnership duly organized, validly existing and in good standing under the laws of the State of Texas. Metroplex has all necessary power to own all of its properties and assets and to carry on its business as now being conducted.

             (b) No Violations. Metroplex has the partnership authority to
                 -------------
         execute, deliver and perform this Agreement and all agreements executed and delivered by it pursuant to this Agreement, and has taken all action required by law, its partnership agreement or otherwise to authorize the execution, delivery and performance of this Agreement and such related documents. The execution and delivery of this Agreement does not and, subject to the consummation of the transactions contemplated hereby, will not, violate any provisions of the partnership agreement of Metroplex or any provisions of or result in the acceleration of any obligation under any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree, to which Metroplex is a party, or by which it is bound. This Agreement has been duly executed and delivered by Metroplex and constitutes the legal, valid and binding obligation of Metroplex, enforceable in accordance with its terms.

             (c) Financial Information. Metroplex has hereto furnished Texas Sub
                 ---------------------
         with complete copies of financial records pursuant to the Purchase Agreement about the Clinic which records are true and correct in all material respects and are reflective of the financial results experienced by the Clinic for the periods addressed in such records.

         7.2 Texas Sub. Texas Sub hereby represents to Metroplex, as of June 16, 1997, as follows:

             (a) Organization and Good Standing. Texas Sub is a limited
                 ------------------------------
         liability company duly organized, validly existing and in good standing under the laws of the State of Texas. Texas Sub has all necessary power to own all of its properties and assets and to carry on its business as now being conducted.

             (b) No Violations. Texas Sub has the authority to execute, deliver
                 -------------
         and perform this Agreement and all agreements executed and delivered by it pursuant to this Agreement, and has taken all action required by law, its articles of organization, regulations or otherwise to authorize the execution, delivery and performance of this